UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2016 (March 14, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On March 11, 2016, Mack-Cali Realty Corporation, a Maryland corporation and the general partner of Mack-Cali Realty, L.P. through which it conducts its business (the “Company”), announced that Mitchell E. Rudin, chief executive officer, and Michael J. DeMarco, president and chief operating officer, will participate in a roundtable discussion at the Citi 2016 Global Property CEO Conference on Monday, March 14, 2016 at 7:30 a.m., Eastern Time. A live audio-webcast of the roundtable discussion in listen-only mode will be available on the Company’s website at www.mack-cali.com/investors/events/. A copy of the presentation materials that management will make available for the roundtable discussion (the “Investor Presentation”) is furnished herewith as Exhibit 99.1, and the Investor Presentation and a replay of the roundtable discussion will be available on the Company’s website until June 14, 2016.

A  copy of the Company’s press release announcing the roundtable discussion with the live audio-webcast information is furnished herewith as Exhibit 99.2.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibits 99.1 and 99.2 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors, including those listed in Exhibit 99.1 on page 3 and incorporated by reference herein. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press Release of Mack-Cali Realty Corporation dated March 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 14, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 14, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press Release of Mack-Cali Realty Corporation dated March 11, 2016.